UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 9, 2005


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      1-12494               62-154718
(State or Other Jurisdiction     (Commission File          (I.R.S. Employer
      of Incorporation)                 Number)           Indeitification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421 (Address of principal executive office, including zip code)

                                 (423) 855-0001
                         (Registrant's telephone number,
                              including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

Restricted Common Stock Grants
------------------------------

     The Amended and Restated Stock Incentive Plan (the "Stock Incentive Plan") of CBL & Associates Properties, Inc. (the "Company") provides the Compensation Committee of the Company's Board of Directors with the flexibility to utilize stock options, restricted stock grants and other forms of equity compensation awards to include in the compensation of the Company's officers, employees and directors incentives that are linked to the long term profitability of the Company's businesses and to increases in stockholder value, thereby promoting an identity of interest between stockholders and the Company's officers, employees and directors. In accordance with these purposes, on May 9, 2005, the Compensation Committee approved grants of restricted stock to the Company's officers and employees for 2005. Included in the grants approved on May 9, 2005 were the following restricted stock awards to those individuals who qualify as "named executive officers" (pursuant to Item 402(a)(3) of Securities and Exchange Commission Regulation S-K):

         Name:                                      Title:                            Number of Shares Granted:
-------------------------          ----------------------------------------           ------------------------
Charles B. Lebovitz                Chairman of the Board and                                   10,000
                                   Chief Executive Officer

John N. Foy                        Vice Chairman of the Board, Chief                           10,000
                                   Financial Officer and Treasurer

Stephen D. Lebovitz                Director, President and Secretary                           10,000

Eric P. Snyder                     Senior Vice President and                                    2,000
                                   Director of Corporate Leasing

Augustus N. Stephas                Senior Vice President - Accounting                           2,000
                                   and Controller

     Each of these grants of restricted stock will be subject to a five year vesting schedule, and to the other terms and conditions prescribed in the Company's Form of Stock Restriction Agreement for 2004 and subsequent years, a copy of which is filed as an exhibit to this report.


2005 Base Salaries for Named Executive Officers
-----------------------------------------------

     The Compensation Committee also confirmed the following 2005 Base Salary levels for each of the Company's named executive officers:

         Name:                                      Title:                                2005 Base Salary:
------------------------------     ---------------------------------------                ----------------
Charles B. Lebovitz                Chairman of the Board and                                  $542,526
                                   Chief Executive Officer

John N. Foy                        Vice Chairman of the Board, Chief                          $466,320
                                   Financial Officer and Treasurer

Stephen D. Lebovitz                Director, President and Secretary                          $450,000

Eric P. Snyder                     Senior Vice President and                                  $426,000
                                   Director of Corporate Leasing

Augustus N. Stephas                Senior Vice President - Accounting                         $436,600
                                   and Controller

     Each of Charles B. Lebovitz, John N. Foy and Stephen D. Lebovitz are parties to deferred compensation agreements issued under the Stock Incentive Plan, pursuant to which the amounts representing annual increases over their base salaries since 1995 are paid in quarterly installments in the form of the Company's Common Stock rather than cash.


Approval of 2005 Executive Bonus Opportunities
----------------------------------------------

     The Compensation Committee also approved the criteria or matters pursuant to which designated Company executives will be eligible to earn bonuses for the 2005 fiscal year. The amount of the bonus paid to each executive will be based upon the successful continuation and/or completion of development, financing, leasing and re-leasing, temporary leasing, sponsorships, management, accounting, marketing, remodelings, expansions, peripheral property sales, acquisitions and joint ventures with respect to the Company and its properties identified by the Compensation Committee as being within each such executive's areas of responsibility. Three of the executives covered by these bonus criteria are named executive officers of the Company. The potential bonuses that the Compensation Committee provided that such named executive officers could earn pursuant to the above-stated criteria or matters are as follows: John N. Foy - $575,000; Stephen D. Lebovitz - $575,000; and Eric P. Snyder - $300,000. The actual amount of any bonus payouts will be dependent on the successful continuation or completion of the projects or matters upon which each such officer's bonus is based, as well as the officer's continued employment with the Company at such time.

     In addition to the potential bonus levels approved as described above for certain officers, the Compensation Committee also approved a separate allocation of up to an aggregate of $1,000,000 to be available as bonus compensation for payment to three designated senior executives, with the actual bonuses for such officers to be determined during the fourth quarter of 2005 based upon the Compensation Committee's evaluation of such officers' performance during the year. Two of the officers for whom any fiscal 2005 bonuses will be determined pursuant to this method are named executive officers, Charles B. Lebovitz and Augustus N. Stephas.

     In the case of both of the bonus mechanisms described above for 2005, each officer who receives a bonus will have the option of electing whether to have his or her bonus paid in cash or in shares of the Company's Common Stock pursuant to the terms of the Stock Incentive Plan. The number of shares issued with respect to any bonus that an officer elects to receive in the Company's Common Stock will be determined based on the market value of the Common Stock on the date when such bonus becomes payable.


Item 9.01   Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

         Exhibit Number        Description
         --------------        ---------------------------------------------
         10.5.9                Form of Stock Restriction Agreement for
                               restricted stock awards in 2004 and subsequent years.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CBL & ASSOCIATES PROPERTIES, INC.


                                               /s/ John N. Foy
                                    -----------------------------------------
                                                 John N. Foy
                                                Vice Chairman,
                                     Chief Financial Officer and Treasurer
                                     (Authorized Officer of the Registrant,
                                        Principal Financial Officer and
                                          Principal Accounting Officer)


Date: May 13, 2005